Exhibit 10.25

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement, dated as of July 10, 2014, is made by and between DOSE Medical Corporation, a Delaware corporation (“Seller”), and Glaukos Corporation, a Delaware corporation (“Purchaser”), with reference to the following facts:

A.                                    Seller holds certain assets and patents described on Exhibit A attached hereto (the “Assets”).

B.                                    Seller desires to sell to Purchaser, and Purchaser desires to acquire from Seller, the Assets on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the parties hereto hereby agree as follows:

1.                                      Sale of Assets.  Subject to the terms and conditions set forth herein, at the Closing (as hereinafter defined), Seller shall sell, transfer, assign, convey and deliver to Purchaser, and Purchaser shall acquire and purchase from Seller, all of Seller’s right, title and interest in and to the assets described on Exhibit A attached hereto (the “Assets”).  Except for the Assets set forth on Exhibit A attached hereto, Seller is not selling to Purchaser, nor is Purchaser acquiring or purchasing from Seller, any assets of Seller.

2.                                      Excluded Liabilities.  Notwithstanding anything in this Agreement to the contrary, Purchaser is not assuming, and shall not assume, at the Closing or otherwise, and shall not be responsible to pay, perform or discharge, any liabilities, obligations or commitments of any nature whatsoever (asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise) of Seller.

3.                                      Consideration. The consideration for the Assets shall be $15,000,000 (“Cash Consideration”) plus the forgiveness of all Indebtedness (as defined below) of Seller to Purchaser outstanding as of the Closing.  At the Closing, Purchaser shall pay Seller the Cash Consideration by check or wire transfer of immediately available funds to such account as Seller may specify to Purchaser.  For purposes of the preceding sentence, “Indebtedness” shall mean the indebtedness represented by that certain promissory note, dated May 6, 2010, made by Seller in favor of Purchaser and the indebtedness of Seller to Purchaser reflected in the intercompany receivable account relating thereto on the financial books and records of Purchaser.

4.                                      Allocation of Consideration.  Seller and Purchaser agree that the consideration for the Assets shall be allocated among the Assets for all purposes (including tax and financial accounting purposes) as shown on the allocation schedule attached hereto as Exhibit B.

5.                                      Closing. Subject to the terms and conditions set forth herein, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, California 90067 immediately following the satisfaction or waiver of all of the conditions to the Closing set forth in Section 8 below (other than conditions which, by their nature, are to be satisfied at the Closing or on the Closing Date) or on such other date or at such other time and place as may be agreed to by the parties to this Agreement.

6.                                      Closing Deliverables.  At the Closing:

(a)                                 Seller shall deliver to Purchaser:

(i)                                     a bill of sale in form and substance reasonably satisfactory to Purchaser and duly executed by Seller;

(ii)                                  a Patent Assignment in substantially the form attached hereto as Exhibit C for each patent assigned hereby, duly executed on behalf of Seller (individually, a “Patent Assignment”);

(iii)                               an Amended and Restated Transition Services Agreement, amending and restating that certain Transition Services Agreement, dated as of March 30, 2010, as amended to date, in substantially the form attached hereto as Exhibit D (the “TSA”), duly executed on behalf of Seller; and

(iv)                              an Amended and Restated Patent License Agreement in substantially the form attached hereto as Exhibit E (the “Amended and Restated Patent License Agreement”), duly executed on behalf of Seller.

(b)                                 Purchaser shall deliver to Seller:

(i)                                     the Cash Consideration;

(ii)                                  a Patent Assignment for each patent assigned hereby, duly executed on behalf of Purchaser;

(iii)                               the TSA, duly executed on behalf of Purchaser; and

(iv)                              the Amended and Restated Patent License Agreement, duly executed on behalf of Purchaser.

7.                                      Representations and Warranties.

(a)                                 Seller hereby represents and warrants to Purchaser as follows, which representations and warranties shall terminate at the Closing:

(i)                                     Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business and in good standing in the State of California. Seller has the corporate power and authority to own and operate its properties and assets and to carry on its business as now being conducted.

(ii)                                  Subject to stockholder approval and any required consents of the other parties to the Assumed Contracts, Seller has the requisite corporate power and authority to enter

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into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement is a valid and binding obligation of Seller enforceable against it in accordance with its terms except (A) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors’ rights and (B) for limitations imposed by general laws of equity.

(iii)                               Seller has good title to, or a valid leasehold interest in, the Assets, free and clear of liens and encumbrances other than liens for taxes not yet due and payable and liens arising under equipment leases with third parties entered into in the ordinary course of business.

(b)                                 Purchaser hereby represents and warrants to Seller as follows, which representations and warranties shall terminate at the Closing:

(i)                                     Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business and in good standing in the State of California. Purchaser has the corporate power and authority to own and operate its properties and assets and to carry on its business as now being conducted.

(ii)                                  Subject to stockholder approval, any required consents of lenders to Purhcaser and any required consents of the other parties to the Assumed Contracts, Purchaser has the requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement is a valid and binding obligation of Purchaser enforceable against it in accordance with its terms except (A) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors’ rights and (B) for limitations imposed by general laws of equity.

8.                                      Conditions to Closing.

(a)                                 The obligations of Seller and Purchaser to sell and acquire, respectively, the Assets on the terms and conditions set forth herein are subject to the fulfillment, at or prior to the Closing, of the following conditions, any of which may be waived in whole or in part by the parties hereto:

(i)                                     Purchaser shall have consummated, on or before June 30, 2015, a firm commitment underwritten initial public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of shares of the common stock, par value $0.001 per share, of Purchaser; and

(ii)                                  No action or proceeding before any court, governmental body or agency shall have been threatened in writing, asserted or instituted to restrain or prohibit the sale of the Assets or the carrying out of the transactions contemplated by this Agreement.

(b)                                 The obligation of Seller to sell the Assets to Purchaser on the terms and conditions set forth herein is subject to the fulfillment, at or prior to the Closing, of the following conditions:

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(i)                                     the approval by the stockholders of Seller of sale of the Assets as contemplated this Agreement by the requisite vote thereof as may be required under the DGCL; and

(ii)                                  the representations and warranties of Purchaser set forth herein shall be materially true and correct as of the Closing (which condition may be waived in whole or in part in the sole discretion of Seller).

(c)                                  The obligation of Purchaser to acquire and purchase the Assets on the terms and conditions set forth herein is subject to the fulfillment, at or prior to the Closing, of the following conditions:

(i)                                     the approval by the stockholders of Purchaser of this Agreement by the requisite vote thereof as may be required under the DGCL, Purchaser’s restated certificate of incorporation (as amended to date) and that certain Fourth Amended and Restated Investors’ Rights Agreement, dated as of January 25, 2011, among Purchaser and certain stockholders of Purchaser (as amended to date); and

(ii)                                  the representations and warranties of Seller set forth herein shall be materially true and correct as of the Closing (which condition may be waived in whole or in part in the sole discretion of the Purchaser).

9.                                      Termination of Agreement.  At any time prior to the Closing, this Agreement may be terminated or abandoned by the mutual written consent of Purchaser and Seller (or the board of directors of either or both such entities) without further action by the stockholders of either such entity (subject to the rights, if any, of third parties under contract relating hereto) notwithstanding that this Agreement and/or the transaction contemplated hereby have been authorized or consented to by the stockholders of both or either of Purchaser or Seller.

10.                               Further Assurances.  From time to time after the Closing, Seller shall execute and deliver to Purchaser any such further instruments of sale, conveyance, transfer and assignment and take all such other actions and execute all such other instruments and documents as Purchaser may reasonably request as may be necessary or appropriate in order to vest in Purchaser all right, title and interest of Seller in and to any of the Assets or to more effectively convey and transfer to Purchaser’s possession any of the Assets and all licenses and permits necessary for the operation of the Assets, including without limitation, all assignment documents to be filed with the U.S. Patent and Trademark Office.

11.                               Miscellaneous.

(a)                                 The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)                                 This Agreement shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be

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performed entirely within California, without reference to principles of conflict of laws or choice of laws

(c)                                  This Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart.

(d)                                 This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(e)                                  This Agreement may only be amended, supplemented or modified by an instrument in writing executed on behalf of each of the parties hereto.  No waiver by any party of any of the provisions of this Agreement shall be effective unless explicitly set forth in writing and signed by the party so waiving.  No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from under this Agreement shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof of the exercise of any other right, remedy, power or privilege.

(f)                                   If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Asset Purchase Agreement has been executed on and as of the date first above written.

SELLER:

DOSE MEDICAL CORPORATION

By:	/s/ Richard L. Harrison

PURCHASER:

GLAUKOS CORPORATION

By:	/s/ Thomas W. Burns

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EXHIBIT A

LIST OF ASSETS

Patents (status as of July 10, 2014)

KMOB Ref No. DOSE.	Title of Invention	Status	Patent No.	Issued
11CP3DV1	DRUG ELUTING OCULAR IMPLANT WITH ANCHOR AND METHODS THEREOF	Issued	8,118,768	21-Feb-2012
001VREP	IMPLANT FOR TREATING OCULAR DISORDERS	Issued	2078516	02-Jan-2013
11P3D1C1	OCULAR SYSTEM WITH ANCHORING IMPLANT AND THERAPEUTIC AGENT	Pending
029A	ANTERIOR CHAMBER DRUG-ELUTING OCULAR IMPLANT	Pending
029PR	ANTERIOR CHAMBER DRUG-ELUTING OCULAR IMPLANT	Expired
042PR	OCULAR IMPLANTS CONFIGURED TO STORE AND RELEASE STABLE DRUG FORMULATIONS	Pending
050PR1	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	Pending
050PR2	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	Pending

In regards to the patents and applications included above in the list of the Assets (the “Patents and Applications”), the sale and assignment of such Patents and Applications includes:

• the transfer of the right to sue and recover damages for past, present and/or future infringement, the right to injunctive relief and any and all causes of action relating to any of the inventions or discoveries included in such Patents and Applications to the extent of Purchaser’s interest therein; and

• all subsequent patents and applications claiming priority to the Patents and Applications, including all patents that may be granted on the Patents and Applications; all provisional applications that the Patents and Applications may claim priority to; all nonprovisional applications claiming priority to the Patents and Applications, including all divisions, continuations, and continuations-in-part, and all Letters Patent of the United States which may be granted thereon and all reissues, reexaminations, supplemental examinations, and extensions thereof; and all rights of priority under International Conventions and any applications for Letters Patent that may hereafter be filed or granted in any country or countries foreign to the United States and all extensions, renewals, and reissues thereof.

Trademarks

Trademark	Goods/Services	Status
iDose

All past uses of the trademark, including, but not limited to, Intraocular drug delivery system comprising of a micro-stent intended for implantation into the eye for use in the treatment of diseases of the eye; and

Surgical implants comprising intraocular ophthalmic implants, namely micro-stents, for use in the treatment of diseases of the eye.

Common Law
iDose TR

All past uses of the trademark, including, but not limited to, Intraocular drug delivery system comprising of a micro-stent intended for sustained release of a therapeutic into the eye for use in the treatment of diseases of the eye; and

Surgical implants comprising intraocular ophthalmic implants, namely micro-stents, for targeted ophthalmic drug delivery for use in the treatment of diseases of the eye.

Common Law

Tangible Assets

Front of the Eye Product Assets (G2TR, G3T)

Description	Vendor
Tablet press, G3T	SMI
Ultramicro balance	ITIN
Mold, G2TR-120 (ceramic)	SPT
Biodot filler + nozzles	Biodot
Biodot filler + nozzles, modification	Biodot
Lapping machine	SPT
O-ring mold	KEF
2 laminar flow hoods, at Sharp(1), Dose(1)	Airtech
2 laminar flow hoods, at Sharp(1), Dose(1)	Airtech
Differential micrometer	Pacific Inspection
Crimping tool, G2TR	SPT
Crimping tool, G3T	SPT
Membrane mold	Sertec
Forming tool, Cap, G2TR	Braxton
Forming tool, Cap, G2TR, modification	Braxton
Forming tool, Cap, G3T, modification	Braxton

Any changes to the foregoing tangible assets in the ordinary course of business (and all replacements, enhancements, improvements, additions, supplies, maintenance parts and the like to the foregoing) to which the parties may agree at the Closing, provided the same relates to the front of the eye products being acquired from DOSE.

EXHIBIT B

ALLOCATION OF CONSIDERATION

The consideration for the Assets shall be allocated among the Assets by mutual agreement of Seller and Purchaser by no later than 180 days after the Closing.

EXHIBIT C

ASSIGNMENT

WHEREAS, DOSE Medical Corporation, a Delaware corporation (“ASSIGNOR”) having a place of business at 26051 Merit Circle, Suite 103, Laguna Hills, California 92653 owns all right in the patents and patent applications listed on Schedule 1 to this Assignment (hereafter “the Patents and Patent Applications”);

WHEREAS, Glaukos Corporation, a Delaware corporation (“ASSIGNEE”) having a place of business at 26051 Merit Circle, Suite 103, Laguna Hills, California 92653 desires to acquire all right, title, and interest in and to the Patents and Patent Applications;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR does hereby acknowledge that it has sold, assigned, and transferred, and by these presents does hereby sell, assign, and transfer, unto ASSIGNEE, its successors, legal representatives, and assigns, ASSIGNOR’s entire right, title, and interest throughout the world in, to, and under the said Patents and Patent Applications, and including:

all patents that may be granted on the Patent Applications;

all provisional applications that the Patents and Patent Applications may claim priority to;

all nonprovisional applications claiming priority to the Patents and Patent Applications, including all divisions, continuations, and continuations-in-part, and all Letters Patent of the United States which may be granted thereon and all reissues, reexaminations, supplemental examinations, and extensions thereof; and

all rights of priority under International Conventions and any applications for Letters Patent that may hereafter be filed or granted in any country or countries foreign to the United States and all extensions, renewals, and reissues thereof;

ASSIGNOR hereby authorizes and requests the Commissioner of Patents of the United States, and any Official of any country foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Letters Patents resulting from the Patents and Patent Applications to ASSIGNEE, its successors, legal representatives, and assigns, in accordance with the terms of this Assignment;

AND ASSIGNOR DOES HEREBY sell, assign, transfer and convey to ASSIGNEE, its successors, legal representatives, and assigns all claims for damages and all remedies arising out of any violation of the rights assigned hereby that may have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but not limited to, the right to sue for, collect, and retain damages for past infringements of the said Patents and Patent Applications before or after issuance;

AND ASSIGNOR DOES HEREBY covenant and agree that ASSIGNOR will communicate to said ASSIGNEE, its successors, legal representatives and assigns, any facts known to ASSIGNOR respecting the Patents and Patent Applications, and testify in any legal proceeding, assist in the preparation of any other Patent Property relating to the Patents and Patent Applications, sign/execute all lawful papers, authorize the filing of and execute and make all rightful oaths and/or declarations in connection with the Patents and Patent Applications, including any patents or patent applications claiming priority thereto, and generally do everything possible to aid the ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper patent protection for the Patents and Patent Applications in all countries.

(signature pages follow)

IN TESTIMONY WHEREOF, I hereunto set my hand this        day of                   , 2014.

DOSE MEDICAL CORPORATION
(“ASSIGNOR”)

By:
Name Printed:
Title:

State of California }

County of                }

On                             , before me,                                                                           (here insert name and title of the officer), personally appeared                             , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public Signature	Notary Public Seal

IN TESTIMONY WHEREOF, I hereunto set my hand this        day of                   , 2014.

GLAUKOS CORPORATION
(“ASSIGNEE”)

By:
Name Printed:
Title:

State of California }

County of                }

On                             , before me,                                                                           (here insert name and title of the officer), personally appeared                             , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public Signature	Notary Public Seal

EXHIBIT D

AMENDED AND RESTATED TRANSITION SERVICES AGREEMENT

AMENDED AND RESTATED TRANSITION SERVICES AGREEMENT

This Amended and Restated Transition Services Agreement (this “Agreement”) is dated as of              , 2014 (the “Effective Date”) by and between Glaukos Corporation, a Delaware corporation (“Glaukos”), and DOSE Medical Corporation, a Delaware corporation (“DOSE”), with reference to the following facts:

A.                                    Glaukos and DOSE are parties to that certain Transition Services Agreement, dated as of March 30, 2010, as amended by that certain letter agreement dated July 19, 2012 (the “Original Agreement”) pursuant to which Glaukos provides certain services to DOSE.

B.                                    Glaukos and DOSE now wish to amend the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Agreement is hereby amended and restated to read, and the parties hereto agree, as follows:

1.                                      Provision of Services.

1.1                               Services Provided.  During the Term, Glaukos hereby agrees to provide to DOSE the services specified on Exhibit A attached hereto (the “Services”), at such times as the parties may mutually agree upon.

1.2                               Additional Services.  From time to time, DOSE may find it desirable to request, in addition to the Services set forth on Exhibit A, that certain other services be made available by Glaukos (hereinafter referred to as the “Other Services”).  Glaukos shall, in good faith, discuss such request and negotiate in good faith the terms of providing such Other Services including without limitation any increase in the amount of the monthly Fee payable by DOSE pursuant to Section 2.  The provision, if at all, of any Other Services shall be on the terms and conditions agreed upon in writing between Glaukos and DOSE.  Exhibit A shall be amended from time to time to include any Other Services (and the terms and conditions on which they will be provided) agreed to in writing by DOSE and Glaukos.  For the sake of clarity, any such Other Services agreed to and included on Exhibit A, as amended, shall constitute “Services” hereunder.

1.3                               Rent Payable Under Sublease.  Glaukos and DOSE are parties to that certain Sublease, dated October 15, 2012, pursuant to which Glaukos sublets to DOSE a portion of the property leased by Glaukos and commonly known as 26051 Merit Circle, Suites 103, 104 and 105, Laguna Hills, California (the “Sublease”).  Glaukos and DOSE anticipate that following the date hereof, DOSE will only be using a small portion of the space sublet to DOSE pursuant to the Sublease (the “DOSE Space”) and Glaukos and DOSE therefore agree that until such time as DOSE begins to use more of the DOSE Space, DOSE will pay to Glaukos rent in the amount of $1,500 per month, rather than the Rent (as defined in the Sublease) provided for in the Sublease.  At such time, if any, as DOSE elects to use more of the DOSE Space, Glaukos and DOSE shall discuss and negotiate in good faith the amount of rent that will be paid by DOSE based upon the amount of the DOSE Space to be used by DOSE.  The agreement of the parties set forth in this Section 1.3 with respect to the amount of rent to be paid by DOSE, shall not affect or modify any of the other terms or provisions of the Sublease, all of which shall remain in full-force and effect.

1.4                               Cancellation.  DOSE may cancel any Service that it is receiving from Glaukos by providing at least ten (10) days prior Notice to Glaukos of its decision to cancel such Service.  Upon any such cancellation, the parties shall negotiate in good faith whether to reduce the amount of the monthly Fee payable by DOSE pursuant to Section 2 in light of such cancelled Services.

2.                                      Fee.  In consideration of the Services, DOSE shall pay to Glaukos a monthly fee of $4,500.00 no later than ten (10) days after the end of each month in which Glaukos provided any Services under this Agreement.

3.                                      Term and Termination.  The term of this Agreement shall be for the period commencing on the Effective Date and continuing through and including                          ,          (the “Term”); provided, however, that this Agreement may be earlier terminated (a) by DOSE upon not less than sixty (60) days’ prior written notice to Glaukos, (b) by Glaukos upon not less than one hundred eighty (180) days’ prior written notice to DOSE or (c) by mutual agreement of Glaukos and DOSE.  Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination.

4.                                      Direction of Employees; No Agency.  Notwithstanding anything herein to the contrary, Glaukos’ employees providing Services hereunder shall at all times be and remain employees of Glaukos in their performance of Services.  Glaukos shall be responsible for directing and supervising the activities of such employees in their performance of the Services, subject to the directions of DOSE to Glaukos which such directions to be consistent with the terms of this Agreement.  Glaukos shall be solely responsible for the payment of all wages, bonuses, commissions, benefits and any other direct or indirect compensation for their personnel, including those personnel involved in the delivery of the Services, as well as be responsible for their insurance costs and expenses.  This Agreement shall not create a joint venture, partnership, employment, or agency relationship between Glaukos and DOSE, nor shall any party hereto (and its respective affiliates) have the authority to bind any other party hereto in any respect, except as otherwise provided herein.  In its provisions of the Services hereunder, Glaukos shall act under this Agreement solely as an independent contractor and not as an agent of DOSE.

5.                                      No Representations or Warranties.  All Services will be provided by Glaukos “as is” with no warranties or representations of any kind whatsoever, express or implied, whether arising under law, equity, custom, usage or otherwise, including without limitation any implied warranties of merchantability and any warranty that the Services are fit for any particular purpose.

6.                                      Indemnification.  DOSE hereby agrees to indemnify and hold Glaukos and its directors, officers, employees, Affiliates, stockholders, agents and assigns harmless from and against any and all claims, losses, damages, liabilities, deficiencies, obligations or out-of-pocket expenses and costs and expenses of investigation, arising out of or resulting from Glaukos’ performance or nonperformance of the Services hereunder except for gross negligence or willful misconduct of Glaukos.

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7.                                      Confidentiality.

7.1                               Use of Confidential Information.  From time to time prior to the commencement of and during the Term, each party hereto has disclosed or may disclose its confidential information (e.g., information regarding a disclosing party’s business and operations, research and development activities, pre-clinical and clinical data, regulatory strategies and submissions, products, customers, employees, financial results, contractual relationships, etc.) to the other party.  In addition each party may, from time to time during the Term, obtain or have access to the other party’s confidential information.  As used herein, the term “confidential information” does not include information that (i) is in or comes into the public domain through no fault of the receiving party or any of its affiliates or their representatives, or (ii) is lawfully acquired without confidentiality obligations to the disclosing party from sources having the right to make such disclosure or (iii) was developed independently by the receiving party without use of any confidential information of the disclosing party.  Each party shall maintain (and cause its affiliates and subcontractors to maintain) the confidentiality of the other party’s confidential information and not to use or disclose such confidential information except as required to perform its obligations in accordance with this Agreement or as permitted hereby or by the disclosing party in writing.  If compelled to disclose any confidential information by judicial or administrative process or by requirement of law, the receiving party shall promptly notify the disclosing party in writing and, if legal protection is not obtained, may disclose only that portion of such information that is legally required to be disclosed as advised by counsel; provided that the receiving party shall exercise commercially reasonable efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.  Because of the unique nature of the confidential information, the parties understand and agree that the disclosing party will suffer irreparable harm in the event that a party which receives such disclosing party’s confidential information fails to comply with any of its obligations hereunder and that monetary damages will be inadequate to compensate disclosing party for such breach.  Accordingly, each party agrees that the disclosing party shall, in addition to any other remedies available to it at law or in equity, be entitled to seek injunctive relief to enforce the terms hereof.

7.2                               Return of Confidential Information.  Upon termination of this Agreement, unless a party has a continuing right to use such confidential information pursuant to a license granted hereunder, upon request of the other party, each of the parties hereto agrees to return to the other all such confidential information of the other, or, at its option destroy such confidential information and, thereafter, certify immediately to the disclosing party that all such confidential information has been returned or destroyed.

8.                                      Ownership of New Technology.

8.1  New Technology.

(a)                                 Except as provided in Section 8.2 below, any and all (i) inventions (whether or not reduced to practice and whether or not patentable), (ii) works of authorship, (iii) trade secrets, know-how, confidential information (including but not limited to confidential ideas, research and development, technology, discoveries, methods, formulas, compositions, manufacturing processes, designs, specifications, clinical trial protocols, statistical analyses and

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other regulatory information, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals) and all other proprietary information and data (including but not limited to technical and safety, efficacy and other clinical data) conceived, developed or reduced to practice by Glaukos or DOSE, either jointly or individually, in whole or in part, after the date hereof and during the Term (collectively, “New Technology”) shall be owned by (i) DOSE to the extent such New Technology is within the Dose Field of Use as defined in the Amended and Restated Patent License Agreement dated                , 2014, between Glaukos and DOSE (the “Glaukos/DOSE License Agreement”) and (ii) Glaukos to the extent such New Technology is outside the Dose Field of Use.

(b)                                 Each party shall disclose to the other party any New Technology promptly after it has been conceived, developed or reduced to practice.  For purposes of this Section 8, all determinations of inventorship shall be made in accordance with United States patent law.  For no additional consideration, each party (the “Assignor”) hereby assigns to the applicable other party (the “Assignee”) all of the Assignor’s right, title and interest, worldwide, in and to any New Technology (including without limitation all intellectual property rights associated therewith and all copies and tangible embodiments thereof, in whatever form or medium) consistent with the ownership allocation described above so that sole and exclusive ownership therein resides in DOSE to the extent such New Technology is within the Dose Field of Use and in Glaukos to the extent such New Technology is outside the Dose Field of Use.  Each applicable Assignor shall, at the applicable Assignee’s request and expense, execute documents and perform such acts as such Assignee may deem necessary, to confirm in such Assignee, all right, title and interest throughout the world, in and to any New Technology consistent with the ownership allocation set forth herein (including all patents, trademarks copyrights and other applicable statutory protections thereon), and to enable and assist Assignee in procuring, maintaining, enforcing and defending patents, trademarks, copyrights and other statutory protections throughout the world in and to any such New Technology.  Each party shall cause each of its employees, contractors and consultants to execute and deliver an agreement assigning all of their respective right, title and interest in and to any New Technology consistent with the above ownership allocation so that sole and exclusive ownership therein resides in DOSE to the extent such New Technology is within the Dose Field of Use and in Glaukos to the extent such New Technology is outside the Dose Field of Use.

8.2                               Exceptions.  Notwithstanding Section 8.1:

(a)                                 By way of clarification and for the avoidance of doubt, the term “New Technology” shall not include any invention that is the subject of any patent or patent application included within the definitions of “Dose Licensed Patents”, “Glaukos Group 1 Licensed Patents” or “Glaukos Group 2 Licensed Patents” as such terms are defined in the Glaukos/Dose License Agreement.

(b)                                 Any New Technology to the extent it relates to (i) a delivery device for a Glaukos product (irrespective of whether such delivery device can also be used or modified to deliver a DOSE product); (ii) a visualization device or method (e.g., for targeted placement of an implant); (iii) an introducer or corneal penetration device (whether apart from or part of a delivery device); or (iv) a device or method for accessing in an ab interno manner the suprachoroidal space or the supraciliary space (for example, an integrated spatula or a method of

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“teasing of ciliary”) shall be owned by the party conceiving, developing or reducing to practice such New Technology, provided that, the party owning such New Technology hereby grants to the other parties a non-exclusive, irrevocable, perpetual, fully paid-up, worldwide license, with the right to sublicense, to use such New Technology (including without limitation the right to copy and create derivative works) to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products, and to practice any and all inventions, within the Glaukos Field of Use if such other party is Glaukos and within the Dose Field of Use if such other party is DOSE.

9.                                      Miscellaneous.

9.1                               Binding Effect.  This Agreement will be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

9.2                               Captions.  Section titles, captions and headings contained herein are inserted as a matter of convenience and are for reference only and they do not define, limit, extend or describe the scope of this Agreement or any provision hereof.

9.3                               Notices.  All notices, requests, demands, claims and other communications hereunder (“Notices”) shall be in writing.  Any Notice hereunder shall be deemed duly given (i) upon receipt if delivered in person; (ii) on the date delivered by Federal Express, UPS, DHL or similar international courier service as established by the sender by evidence obtained from the courier; (iii) upon transmission by facsimile, provided an electronic acknowledgement of receipt is generated; or (iv) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid; in each case addressed to the intended recipient as set forth below (or to such other address or facsimile number as the intended recipient may request by way of an appropriate Notice given in accordance with this Section):

If to DOSE: DOSE Medical Corporation 26051 Merit Circle, Suite 105 Laguna Hills, CA 92653 Facsimile No.: 949-367-9984	If to Glaukos: Glaukos Corporation 26051 Merit Circle, Suite 103 Laguna Hills, CA 92653 Facsimile No.: 949-367-9984

9.4                               Waiver.  The waiver by either party of any breach by the other party of any of the representations, warranties, promises and/or covenants contained herein shall not prevent the subsequent enforcement of any such representation, warranty, promise and/or covenant as to any aspect which has not been waived, nor shall it be deemed a waiver of any subsequent breach thereof.  No waiver of any breach or violation hereof shall be implied from forbearance or failure by a party to take action thereon.

9.5                               Assignment.  Neither party shall assign this Agreement or any right, interest or benefit under this Agreement, nor delegate any of its duties or obligations hereunder, without the prior written consent of the other party.  Except as permitted by the foregoing, any attempted assignment or delegation shall be null, void, and of no effect.  Subject to the

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foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties.

9.6                               Entire Agreement.  This Agreement, including the exhibits attached hereto, constitutes the entire agreement between the parties hereto regarding the subject matter hereof and no terms, conditions or provisions other than those expressly contained herein shall be deemed to be part of this Agreement.  This Agreement supersedes any prior agreements (oral or written) between the parties. The exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

9.7                               Amendments.  Neither this Agreement nor any of the terms or conditions hereof may be waived, amended or modified except by means of a written instrument duly executed by both parties.

9.8                               Attorneys’ Fees.  In any action to enforce this Agreement, the prevailing party shall be awarded all court costs and reasonable attorneys’ fees incurred, including such costs and attorneys’ fees incurred in enforcing and collecting any judgment.

9.9                               Cumulative Remedies.  The remedies set forth in this Agreement are cumulative and shall be in addition to any and all other remedies available at law or in equity.

9.10                        Further Assurances.  The parties, without further consideration of any kind, shall each execute and deliver, or cause to be executed and delivered, such other instruments, and take, or cause to be taken, such other action, as shall reasonably be requested by the other party hereto to more effectively carry out the terms and provisions of this Agreement.

9.11                        Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

9.12                        Survival.  The provisions of Sections 4, 6, 7, 8 and 9 shall survive the termination of this Agreement.

9.13                        Counterparts.  This Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart.

9.14                        Governing Law.  This Agreement shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the day and year first above written.

GLAUKOS CORPORATION

By:
Its:

DOSE MEDICAL CORPORATION

By:
Its:

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EXHIBIT A

Services

1.                                      Accounting and Financial Services

•                  General ledger accounting services, including but not limited to:

•                  bookkeeping

•                  month-end closing

•                  Cash management

•                  Accounts payable management and bill paying

•                  Payroll services

2.                                      IT Support

3.                                      Limited Engineering Support

EXHIBIT E

AMENDED AND RESTATED PATENT LICENSE AGREEMENT

AMENDED AND RESTATED
PATENT LICENSE AGREEMENT

THIS AMENDED AND RESTATED PATENT LICENSE AGREEMENT (“Amended and Restated Agreement”) is entered into and effective as of this          day of         , 2014 (the “Restatement Date”), by and between GLAUKOS CORPORATION, a Delaware corporation, having a place of business at 26051 Merit Circle, Suite 103, Laguna Hills, California 92653 (“GLAUKOS”), and DOSE MEDICAL CORPORATION, a Delaware corporation, having a place of business at 26051 Merit Circle, Suite 103, Laguna Hills, California 92653 (“DOSE”).

RECITALS

A.                                    GLAUKOS and DOSE have entered into that certain Patent License Agreement dated March 30, 2010, as amended by that certain letter agreement dated July 19, 2012 (the “Original Agreement”) under which, among other things, each party has licensed the other party certain rights to certain patent and patent applications; and

B.                                    GLAUKOS and DOSE now wish to amend and restate the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Agreement is hereby amended and restated to read, and the parties hereto agree, as follows:

1.                                      DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings set forth below:

1.1.                            “Agreement” means the Original Agreement as amended and restated by this Amended and Restated Agreement, as hereafter amended from time to time in accordance with its terms.

1.2.                            “Biosensor” means any system and/or apparatus designed (i) to be implanted in or affixed to the human body (or any part thereof) and (ii) to monitor and/or measure at least one state or condition of the human body (or any part thereof) or any changes or other aspects affecting the human body (or any part thereof).

1.3.                            “Confidential Information” means any information that in any way relates to a party, including without limitation information regarding a party’s business and operations, research and development activities, pre-clinical and clinical data, regulatory strategies and submissions, products, customers, employees, financial results and contractual relationships; provided, however, that the term “Confidential Information” shall not include information: (i) that, at the time of disclosure, is generally available to the public; (ii) that, after disclosure hereunder, becomes generally available to the public, except as a result of a breach of this Agreement by the recipient of such information; (iii) that becomes available to the recipient of such information from a third party that is not legally or contractually prohibited by the disclosing party from disclosing such information; or (iv) that the recipient can demonstrate was developed by or for such recipient without the use of any of the Confidential Information of the disclosing party hereunder.

1.4.                            “Dose Field of Use” means (i) any and all applications of a Biosensor and/or (ii) any and all applications for the treatment of any disorder or disease (other than Glaucoma) primarily affecting the posterior segment of the eye (i.e. the back two-thirds of the eye that includes the anterior hyaloid membrane and all of the optical structures behind it: the vitreous humor, retina, choroid, and optic nerve), provided that such applications described in this clause (ii) do not include an apparatus that includes a drainage lumen unless the drainage lumen’s primary purpose is to relieve intraocular pressure caused by the administration of steroids, delivered by an apparatus implanted in or on the eye, to treat a disorder or disease primarily affecting the posterior segment of the eye and not associated with Glaucoma.

1.5.                            “Dose Licensed Patents” means any and all patents and patent applications listed in Exhibit A to this Agreement and any and all U.S. and foreign patents and patent applications, as of the Restatement Date or thereafter, that claim priority to one or more of the patents and patent applications listed in Exhibit A, including, but not limited to, all reissues, reexaminations, continuations, continuations-in-part and divisionals of such patents and patent applications; provided, however, that for such continuations-in-part (and foreign counterparts to such continuations-in-part), Dose Licensed Patents only include those claims in the continuations-in-part (and claims in any foreign counterparts to such continuations-in-part) that are entitled to priority to one or more of the patents and patent applications listed in Exhibit A.

1.6.                            “Effective Date” means March 30, 2010.

1.7.                            “Glaukos Field of Use” means any and all applications for the treatment of (i) Glaucoma, including but not limited to therapies directed toward reducing intraocular pressure and/or reducing the death of retinal ganglion cells (i.e., neuroprotection) associated with Glaucoma) and/or (ii) any disorder or disease primarily affecting the anterior segment of the eye (i.e., the front third of the eye that includes the structures in front of the vitreous humor: the cornea, iris, ciliary body, the lens, the anterior chamber between the posterior surface of the cornea and the iris and the posterior chamber between the iris and the front face of the vitreous); provided that, such applications described in clauses (i) or (ii) above do not include a Biosensor.

1.8.                            “Glaukos Group 1 Licensed Patents” means any and all patents and patent applications listed in Exhibit B to this Agreement and any and all U.S. and foreign patents and patent applications, as of the Restatement Date or thereafter, that claim priority to one or more of the patents and patent applications listed in Exhibit B, including, but not limited to, all reissues, reexaminations, continuations, continuations-in-part and divisionals of such patents and patent applications; provided, however, that for such continuations-in-part (and foreign counterparts to such continuations-in-part), Glaukos Group 1 Licensed Patents only include those claims in the continuations-in-part (and claims in any foreign counterparts to such continuations-in-part) that are entitled to priority to one or more of the patents and patent applications listed in Exhibit B.

1.9.                            “Glaukos Group 2 Licensed Patents” means any and all patents and patent applications listed in Exhibit C to this Agreement and any and all U.S. and foreign patents and patent applications, as of the Restatement Date or thereafter, that claim priority to one or more of the patents and patent applications listed in Exhibit C, including, but not limited to all reissues, reexaminations, continuations, continuations-in-part and divisionals of such patents and patent applications; provided, however, that for such continuations-in-part (and foreign counterparts to such continuations-in-part), Glaukos Group 2 Licensed Patents only include those claims in the continuations-in-part (and claims in any foreign counterparts to such continuations-in-part) that are entitled to priority to one or more of the patents and patent applications listed in Exhibit C.

1.10.                     “Regulatory Information” means pre-clinical, clinical, manufacturing and testing data, protocols, and chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, safety, efficacy, bioequivalency, quality assurance, quality control and other information and data relating to any investigations, trials and/or the preparation, submission and prosecution of one or more applications filed in connection with obtaining regulatory approval for any product, including but not limited to, with respect to GLAUKOS, information relating to preliminary investigations and the preparation, submission and prosecution of one or more applications filed in connection with obtaining regulatory approval for the iStent® (a/k/a G1 device), iStent Inject™ (a/k/a G2 device), and iStent Supra™ (a/k/a G3 device) including but not limited to FDA application materials, safety and efficacy data, clinical trial protocols and reports, statistical analyses, communications with the FDA, etc.

1.11.                     “Term of Access” means the period commencing on the Effective Date and continuing through and including                          ,         ; provided, however, that the end date of the Term of Access may be earlier as determined (i) by DOSE upon not less than sixty (60) days’ prior written notice to GLAUKOS, (ii) by GLAUKOS upon not less than one hundred eighty (180) days’ prior written notice to DOSE or (c) by mutual agreement of GLAUKOS and DOSE.

1.12.                     “Valid Claim” means a claim that (i) in the case of any issued and unexpired patent, has not been dedicated to the public, disclaimed, nor held invalid or unenforceable by a court or other government entity of competent jurisdiction in an unappealed or unappealable decision, or (ii) in the case of any patent application, (a) has not been cancelled, withdrawn or abandoned, without being refiled in another application, in the applicable jurisdiction, (b) shall not have been finally rejected by a governmental entity or other governmental action from which no appeal can be taken and (c) shall not have been pending for more than five (5) years in the United States Patent and Trademark Office or seven (7) years in a foreign patent office.  For purposes of this definition, the time period for which a claim is pending shall begin on the priority date for such claim, and shall continue until such claim is either issued or is no longer deemed to be a Valid Claim in accordance with the preceding sentence regardless of whether such claim is amended or refiled in another application in the applicable jurisdiction.  If a claim of a patent application which ceased to be a Valid Claim under clause (ii) of the preceding sentence due to the passage of time later issues as part of a patent described within clause (i) of the preceding sentence then it shall again be considered to be a Valid Claim effective as of the issuance of such patent

2.                                      EXCLUSIVE LICENSE FROM DOSE TO GLAUKOS

2.1.                            Subject to Section 2.2, DOSE hereby grants to GLAUKOS a limited, exclusive (even as to DOSE), irrevocable, perpetual, fully paid-up, worldwide license under the Dose Licensed Patents to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products, and to practice any and all methods, solely in the Glaukos Field of Use.  The license granted to GLAUKOS under this Section 2.1, however, shall not limit DOSE’s right to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any all products and to practice any and all methods under the Dose Licensed Patents within the Dose Field of Use.  The license granted to GLAUKOS under this Section 2.1 includes the right to sublicense, provided that any such sublicense from GLAUKOS be restricted to the Glaukos Field of Use and subject to the terms of this Agreement, including without limitation Section 2.2.

2.2.                            Neither GLAUKOS nor its sublicensees shall seek or obtain a label indication in any country for the treatment of any disorder or disease affecting the posterior segment of the eye for any product whose manufacture, use, offer for sale, sale or importation in or to such country would (absent the license granted under Section 2.1 above) infringe a Valid Claim of a Dose Licensed Patent; provided that, the foregoing of this Section 2.2 shall not limit GLAUKOS from seeking or obtaining any label indication for the treatment of Glaucoma or reduction of intraocular pressure and/or reduction of the death of retinal ganglion cells (i.e., neuroprotection).

3.                                      EXCLUSIVE LICENSE FROM GLAUKOS TO DOSE

3.1.                            Subject to Section 3.2, GLAUKOS hereby grants to DOSE a limited, exclusive (even as to GLAUKOS), irrevocable, perpetual, fully paid-up, worldwide license under the Glaukos Group 1 Licensed Patents to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products and to practice any and all methods solely in the Dose Field of Use.  The license granted to DOSE under this Section 3.1, however, shall not limit GLAUKOS’ right to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any all products and to practice any and all methods under the Glaukos Group 1 Licensed Patents within the Glaukos Field of Use.  The license granted to DOSE under this Section 3.1 includes the right to sublicense, provided that any such sublicense from DOSE be restricted to the Dose Field of Use and subject to the terms of this Agreement, including without limitation Section 3.2.

3.2.                            Neither DOSE nor its sublicensees shall seek or obtain a label indication in any country for the treatment of any disorder or disease affecting the anterior segment of the eye for any product whose manufacture, use, offer for sale, sale or importation in or to such country would (absent the license granted under Section 3.1 above) infringe a Valid Claim of a Glaukos Group 1 Licensed Patent; provided that, the foregoing of this Section 3.2 shall not limit DOSE from seeking or obtaining any label indication for application(s) of a Biosensor.

4.                                      EXCLUSIVE LICENSE TO DOSE / LICENSE BACK TO GLAUKOS

4.1.                            GLAUKOS hereby grants to DOSE an exclusive (even as to GLAUKOS), irrevocable, perpetual, fully paid-up, worldwide license, with the right to sublicense, under the Glaukos Group 2 Licensed Patents to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products and to practice any and all methods that fall within the scope of one or more claims of the Glaukos Group 2 Licensed Patents.

4.2.                            Subject to Section 4.3, DOSE hereby grants back to GLAUKOS a limited exclusive (even as to DOSE), irrevocable, fully paid-up, perpetual, worldwide sublicense, with the right to sublicense such sublicense rights, under the Glaukos Group 2 Licensed Patents to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products and to practice any and all methods solely in the Glaukos Field of Use.  The sublicense to GLAUKOS, however, shall not limit DOSE’s right to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any all products and to practice any and all methods under the Glaukos Group 2 Licensed Patents within the Dose Field of Use.  This sublicense includes the right for GLAUKOS to grant further sublicenses, provided that any such further sublicense be restricted to the Glaukos Field of Use and subject to the terms of this Agreement, including without limitation Section 4.3.

4.3.                            Neither GLAUKOS nor its sublicencees shall seek or obtain a label indication in any country for the treatment of any disorder or disease affecting the posterior segment of the eye for any product whose manufacture, use, offer for sale, sale or importation in or to such country would (absent the license granted under Section 4.2 above) infringe a Valid Claim of a Glaukos Group 2 Licensed Patent; provided that, the foregoing of this Section 4.3 shall not limit GLAUKOS from seeking or obtaining any label indication for the treatment of Glaucoma or reduction of intraocular pressure and/or reduction of the death of retinal ganglion cells (i.e., neuroprotection).

5.                                      ASSIGNMENT OF RIGHTS

5.1.                            Each of GLAUKOS and DOSE shall have the right to assign in whole or in part its rights, obligations and licenses under this Agreement.

5.2.                            Each party shall have the right to assign any or all of its patents or other intellectual property licensed to the other party by this Agreement only if such assignment is expressly subject to the continuance of such license.

6.                                      REGULATORY APPROVAL; TECHNOLOGY LICENSE

6.1.                            Each party shall be solely responsible, at its sole cost and expenses, for identifying and obtaining, including testing or other procedures, any necessary regulatory or safety approvals or certifications (e.g., FDA and safety agencies) required for the marketing and sale by such party of its products in any country.  Nevertheless, each party will cooperate with the other party by providing, upon request, any Regulatory Information in its possession and control that could reasonably assist the other party to obtain approvals or certifications of its products.  Each party will further permit the other party and its sublicensees to expressly reference each party’s Regulatory Information in the other party’s filings to obtain such approvals or certifications of its products.

6.2.                            Each party acknowledges and agrees that Regulatory Information provided by the other party may contain Confidential Information belonging to the other party. Each party shall disclose its Confidential Information to the other party only on a confidential basis subject to the provisions of Section 13.9.  Any use or disclosure of the Confidential Information of a party under this Agreement, including but not limited to any reference by the other party to the Confidential Information of a party in the other party’s filings to obtain approvals or certifications, shall be designated as confidential.

6.3.                            GLAUKOS hereby grants to DOSE a non-exclusive, irrevocable, perpetual, fully paid-up, worldwide license, with the right to sublicense, to use (including without limitation the right to copy and create derivative works) any and all works of authorship, know-how, trade secrets, and other proprietary data or information of GLAUKOS (including but not limited to Regulatory Information and Confidential Information of GLAUKOS), existing as of the Effective Date or during the Term of Access, to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products, and to practice any and all inventions, within the Dose Field of Use.  From time to time (including without limitation after the Term of Access), upon DOSE’s written request and expense, GLAUKOS shall promptly deliver to DOSE copies of any and all records, documentation and other tangible embodiments (in whatever form or medium) in Glaukos’s possession or control embodying any works of authorship, know-how, trade secrets or other proprietary data or information within the scope of the license rights granted above.

6.4.                            DOSE hereby grants to GLAUKOS a non-exclusive, irrevocable, perpetual, fully paid-up, worldwide license, with the right to sublicense, to use (including without limitation the right to copy and create derivative works) any and all works of authorship, know-how, trade secrets, and other proprietary data or information of DOSE (including but not limited to Regulatory Information and Confidential Information of DOSE), existing as the Effective Date and/or during the Term of Access, to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products, and to practice any and all inventions, within the Glaukos Field of Use.  From time to time (including without limitation after the Term of Access), upon GLAUKOS’s written request and expense, DOSE shall promptly deliver to GLAUKOS copies of any and all records, documentation and other tangible embodiments (in whatever form or medium) in DOSE’s possession or control embodying any works of authorship, know-how, trade secrets or other proprietary data or information within the scope of the license rights granted above.

6.5.                            Notwithstanding anything herein to the contrary, the rights and obligations of each party set forth Sections 6.1, 6.2, 6.3 and 6.4 shall not pertain to any data or other information arising from investigations or clinical trials conducted after the Term of Access but shall continue to pertain to all other Regulatory Information, including but not limited to any regulatory applications filed after the Term of Access to the extent based on data or information existing as of the Effective Date and/or during the Term of Access.

7.                                      OWNERSHIP

7.1.                            DOSE acknowledges that GLAUKOS is the sole owner of the Glaukos Group 1 Licensed Patents and Glaukos Group 2 Licensed Patents, and DOSE agrees that it does not obtain any interest in such patents except for the rights granted herein.  DOSE agrees not to take any action challenging or opposing, on any grounds whatsoever, the ownership by GLAUKOS of such patents, or GLAUKOS’ intellectual property rights therein.  Furthermore, DOSE agrees not to contest the validity or enforceability, or to assist or request any third party to contest the validity or enforceability of any of such patents, to the extent and in jurisdictions where permitted by law, in any judicial, governmental, or quasi-governmental suit or proceeding; and not to request reexamination, post grant review, or inter partes review, or assist or request any third party to request reexamination, post grant review, or inter partes review of any of such patents, to the extent and in jurisdictions where permitted by law.

7.2.                            GLAUKOS acknowledges that DOSE is the sole owner of the Dose Licensed Patents, and GLAUKOS agrees that it does not obtain any interest in such patents except for the rights granted herein.  GLAUKOS agrees not to take any action challenging or opposing, on any grounds whatsoever, the ownership by DOSE of the Dose Licensed Patents, or DOSE’s intellectual property rights therein.  Furthermore, GLAUKOS agrees not to contest the validity or enforceability, or to assist or request any third party to contest the validity or enforceability of any of the Dose Licensed Patents, to the extent and in jurisdictions where permitted by law, in any judicial, governmental, or quasi-governmental suit or proceeding; and not to request reexamination, post grant review, or inter partes review, or assist or request any third party to request reexamination, post grant review, or inter partes review of any of the Dose Licensed Patents, to the extent and in jurisdictions where permitted by law.

7.3.                            DOSE, in its sole discretion and at its own expense, shall control the entire patent process relating to the Dose Licensed Patents and the Glaukos Group 2 Licensed Patents, including without limitation, prosecution of patent applications and maintenance, reexamination, reissue, and extension of patents; provided, however, that DOSE agrees to (i) promptly provide copies of all prosecution documents to GLAUKOS upon request; (ii) provide GLAUKOS an opportunity to contribute to the prosecution of claims relating to the Glaukos Field of Use, including without limitation making suggestions for (A) claims to pursue, (B) claim amendments and (C) responsive arguments, and consider in good faith whether to adopt any such suggestions and contributions in any responsive filing to a patent office; (iii) subject to clause (iv) below, maintain all issued patents and pending patent applications licensed to GLAUKOS, including paying any and all maintenance fees and annuities; and (iv) notify GLAUKOS in writing sixty (60) days prior to the abandonment of any patent or application for a patent licensed to GLAUKOS, and if requested by GLAUKOS, assign such patent or application to GLAUKOS to take action to prevent the abandonment thereof.  Any patent or patent application assigned pursuant to this Section 7.3 shall hereby be licensed back to the DOSE on a non-exclusive, worldwide, irrevocable, perpetual, fully paid-up basis, without the right to sublicense, to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products and to practice any and all methods that fall within the scope of such patent or patent application outside of the Glaukos Field of Use.  With respect to the Glaukos Group 2 Licensed Patents, GLAUKOS will, among other things, assist DOSE in exercising its rights hereunder to control the entire patent process related to the Glaukos Group 2 Patents, and GLAUKOS hereby irrevocably designates and appoints DOSE as its agent and attorneys-in-fact, coupled with an interest, to act for and on GLAUKOS’ behalf to execute and file any document and to do all other lawfully permitted acts to further the foregoing provisions of this Section 7.3 with the same legal force and effect as if executed by GLAUKOS.

7.4.                            GLAUKOS, in its sole discretion and at its own expense, shall control the entire patent process relating to the Glaukos Group 1 Licensed Patents, including without limitation, prosecution of patent applications and maintenance, reexamination, reissue, and extension of patents; provided, however, that GLAUKOS agrees to (i) promptly provide copies of all prosecution documents to DOSE upon request; (ii) provide DOSE an opportunity to contribute to the prosecution of claims relating to the Dose Field of Use, including without limitation making suggestions for (A) claims to pursue, (B) claim amendments and (C) responsive arguments, and consider in good faith whether to adopt any such suggestions and contributions in any responsive filing to a patent office; (iii) subject to clause (iv) below, maintain all issued patents and pending patent applications licensed to DOSE, including paying any and all maintenance fees and annuities; and (iv) notify DOSE in writing sixty (60) days prior to the abandonment of any patent or application for a patent licensed to DOSE, and if requested by DOSE, assign such patent or application to DOSE to take action to prevent the abandonment thereof.  Any patent or patent application assigned pursuant to this Section 7.4 shall hereby be licensed back to GLAUKOS on a non-exclusive, worldwide, irrevocable, perpetual, fully paid-up basis, without the right to sublicense, to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products and to practice any and all methods that fall within the scope of such patent or patent application outside of the Dose Field of Use.

8.                                      TERM

8.1.                            This Agreement shall remain in effect until the expiration date of the last expiring of the Dose Licensed Patents, Glaukos Group 1 Licensed Patents and Glaukos Group 2 Licensed Patents.

8.2.                            Notwithstanding the foregoing, Sections 1, 5, 6, 8.2, 11, 12 and 13 shall survive any expiration of this Agreement.

9.                                      ENFORCEMENT OF PATENTS

9.1.                            Each party agrees that if it becomes aware of any infringement of any of the rights belonging to the other party that are subject of this Agreement, it will promptly disclose such information to the other party.

9.2.                            Subject to Sections 9.3 and 9.4, each party shall have the sole and exclusive right, but not the obligation, to bring, prosecute and control any action or proceeding, at its expense, to enforce or defend any patents owned by such party against any infringer.

9.3.                            GLAUKOS shall have the sole and exclusive right, but not the obligation, to bring, prosecute and control any action or proceeding, at its expense, to enforce or defend the

Dose Licensed Patents and the Glaukos Group 2 Licensed Patents solely in the Glaukos Field of Use.

9.4.                            DOSE shall have the sole and exclusive right, but not the obligation, to bring, prosecute and control any action or proceeding, at its expense, to enforce or defend the Glaukos Group 1 Licensed Patents in the DOSE Field of USE and the Glaukos Group 2 Licensed Patents in any and all applications other than the Glaukos Field of Use.

9.5.                            In the event of any action or proceeding under this Section 9, each party agrees to reasonably cooperate with the party taking such action and, at the request of the party taking such action, to give such party all needed information and assistance to file and prosecute such action or proceeding; provided that the acting party shall promptly reimburse the assisting party for all verified out-of-pocket expenses incurred in providing such assistance.  In connection with the foregoing, with respect to any legal action brought under Sections 9.3 or 9.4, each party agrees to join in such action (as necessary to provide standing for such action based on such party’s ownership of the patents at issue) as a party plaintiff if requested to do so by the other party taking such action at such other party’s expense.

9.6.                            In resolving any action or proceeding brought by DOSE or GLAUKOS under Sections 9.3 or 9.4, the acting party shall not settle any claim or enter into any other voluntary disposition of the action or proceeding that (i) admits that any third party product, which is outside the scope of such acting party’s exclusive license rights hereunder, does not infringe an asserted patent; (ii) admits that any asserted patent is invalid or unenforceable as to any claim contained therein (provided this clause (ii) shall not apply to DOSE’s enforcement or defense of the Glaukos Group 2 Licensed Patents with respect to claims outside the Glaukos Field of Use); (iii) settles any claim as to any patent rights exclusively licensed to the other party hereunder or (iv) would require the other party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the other party’s rights hereunder, in each case of clauses (i), (ii), (iii) and (iv) above without the other party’s prior written consent.  Any and all damages, settlement amounts or other consideration obtained by a party to the extent arising as a result of its enforcement or defense of its patent rights pursuant to Sections 9.3 or 9.4, respectively, shall go to such party after reimbursement of any expenses respectively incurred by the parties in accordance with this Section 9 in connection with such enforcement or defense.

9.7.                            If DOSE with respect to the Dose Licensed Patents or the Glaukos Group 2 Licensed Patents or GLAUKOS with respect to the Glaukos Group 1 Licensed Patents desires to participate in an action brought by the other party under Sections 9.3 or 9.4, respectively, it shall have the right to do so at its own expense; provided such participation is limited to protecting its patent rights licensed hereunder or owned by it (subject to the exclusive licenses granted herein).  The party taking legal action under Sections 9.3 or 9.4 shall consider in good faith any and all concerns or comments by DOSE or GLAUKOS (as the case may be) in exercising its rights under the foregoing sentence.

9.8.                            In resolving any action or proceeding brought by DOSE or GLAUKOS under Section 9.2, the acting party shall not settle any claim or enter into any other voluntary disposition of the action or proceeding that (i) admits that any third party product, which is within the scope of the other party’s exclusive license rights hereunder, does not infringe an asserted patent; (ii) admits that any asserted patent is invalid or unenforceable as to claims within the other party’s exclusive license rights hereunder; (iii) settles any claim as to any patent rights exclusively licensed to the other party: or (iv) would require the other party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the other party’s rights hereunder, in each case of clauses (i), (ii), (iii) and (iv) above, without the other party’s prior written consent.  Any and all damages, settlement amounts or other consideration obtained by a party to the extent arising as a result of its enforcement or defense of its patent rights pursuant to Sections 9.2 shall go to such party after reimbursement of any expenses respectively incurred by the parties in accordance with this Section 9 in connection with such enforcement or defense.

10.                               PATENT MARKING

Each party agrees to mark, and to require its licensees or sublicensees to mark, each product that is made, used, sold or imported pursuant to the provisions herein with a patent notice in compliance with the applicable statutory requirements.

11.                               NO REPRESENTATIONS AND WARRANTIES

11.1.                     EXCEPT AS EXPRESSLY STATED HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER TO THE OTHER PARTY UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW.

11.2.                     Without limiting Section 11.1, nothing in this Agreement shall be construed as a warranty or representation by GLAUKOS to DOSE as to the scope or validity of the Glaukos Group 1 Licensed Patents or Glaukos Group 2 Licensed Patents, or that anything made, used, sold or otherwise disposed of under the rights granted in this Agreement is or will be free from infringement of patents of third parties.

11.3.                     Without limiting Section 11.1, nothing in this Agreement shall be construed as a warranty or representation by DOSE to GLAUKOS as to the scope or validity of the Dose Licensed Patents, or that anything made, used, sold or otherwise disposed of under the rights granted in this Agreement is or will be free from infringement of patents of third parties.

12.                               NOTICES

12.1.                     In the event that either GLAUKOS or DOSE sublicenses or assigns any of the rights, obligations or licenses provided under this Agreement or assigns any of the patents licensed hereunder, the assigning or sublicensing party must promptly notify the other party and must identify the third party to whom such assignment or sublicense has been made, including providing a name and contact information of a representative of such third party and a reasonable description of the rights so sublicensed or assigned and/or a list of the patents so assigned.

12.2.                     Any notice, request, demand, or other communication required or permitted to be given under this Agreement shall be in writing and addressed to its addressee at the address set forth above, or such address as a party may specify from time to time.

12.3.                     Such notice, request, demand, or other communication shall be deemed to have been duly given (i) at the time of delivery when hand delivered to the other party; or (ii) at the time of confirmed transmission when sent by facsimile at the address and number set forth below, provided that a confirmation copy is sent by overnight or registered or certified mail within twenty-four (24) hours after the fax transmission (any notice given by facsimile shall be deemed received on the next business day if such notice is received after 5:00 p.m. (recipient’s time) or on a non-business day); or (iii) at the time of delivery, or of attempted delivery in the event that delivery cannot be completed due to no fault of the sender, when sent by registered or certified mail or by overnight courier service.

13.                               GENERAL PROVISIONS

13.1.                     The parties hereby agree that no agency, joint venture or partnership is created by this Agreement, and that neither party shall incur obligations in the name of the other party, except as expressly set forth in this Agreement.

13.2.                     This Agreement shall be governed and construed in accordance with the laws of the State of California, and the parties agree that it is executed and delivered in that state.  In the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the parties agree that such action shall be brought in the United States District Court for the Central District of California, or in the State Court for the County of Orange, California, and the parties hereby submit to the exclusive jurisdiction of said Courts.  In the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled, in addition to its court costs or arbitration fees, to such reasonable attorneys’ fees, expert witness fees, and other litigation expenses as shall be fixed by a court of competent jurisdiction.

13.3.                     If any provision of this Agreement should be held to be void or unenforceable, in whole or in part, the court or tribunal so holding shall reform the provision to make it enforceable while maintaining the spirit and goal of the provision, and if the court or tribunal finds it cannot so reform that provision, such provision or part thereof shall be treated as severable, leaving valid the remainder of this Agreement.

13.4.                     This Agreement, including its exhibits and all documents referenced herein, constitutes the entire understanding and agreement of the parties as to the subject matter herein, and there are no representations, warranties, promises, or undertakings other than those contained herein.  As to the subject matter hereof, this Agreement supersedes and cancels all previous agreements between the parties hereto.  No course of conduct or dealing between the parties shall act as a modification or waiver of any provision of this Agreement, and no waiver or modification of any of the terms or provisions of this Agreement, or failure or delay on the part of either party hereto in insisting upon or enforcing or resorting to any of its powers, rights, remedies, or options hereunder, and no partial or single exercise thereof, shall constitute a waiver of any such powers, rights, remedies or options, unless such waiver be in writing and signed by the party to be charged.

13.5.                     This Agreement shall be binding upon the parties hereto and their respective subsidiaries, affiliates, heirs, legal representatives, successors and permitted assigns.

13.6.                     The terms of this Agreement have been negotiated by the parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent.  This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under the Agreement.  No rule of construction will be applied against any party.

13.7.                     The headings in this Agreement are intended for convenience only, and shall not be used to interpret the meaning of this Agreement or to determine the rights of the parties.

13.8.                     The parties agree that they shall, at any time and from time to time, on the written request of either party, execute and deliver promptly, at the requesting parties’ expense, all such further documents and instruments and shall do or procure to be done, all such further acts and things as may, from time to time, reasonably be required for the purpose of giving full effect to the provisions of this Agreement.

13.9.                     From time to time prior to the Effective Date and thereafter, each party hereto has disclosed or may disclose its Confidential Information to the other party.  In addition each party may, from time to time, obtain or have access to the other party’s Confidential Information.  Each party shall maintain (and cause its employees and contractors to maintain) the confidentiality of the other party’s Confidential Information and not to use or disclose such Confidential Information except as required to perform its obligations in accordance with this Agreement or as permitted hereby or by the disclosing party in writing.  If compelled to disclose any Confidential Information by judicial or administrative process or by requirement of law, the receiving party shall promptly notify the disclosing party in writing and, if legal protection is not obtained, may disclose only that portion of such information that is legally required to be disclosed as advised by counsel; provided that the receiving party shall exercise commercially reasonable efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.  Because of the unique nature of the Confidential Information, the parties understand and agree that the disclosing party will suffer irreparable harm in the event that a party which receives such disclosing party’s Confidential Information fails to comply with any of its obligations hereunder and that monetary damages will be inadequate to compensate disclosing party for such breach.  Accordingly, each party agrees that the disclosing party shall, in addition to any other remedies available to it at law or in equity, be entitled to seek injunctive relief to enforce the terms hereof.  Upon request of the disclosing party, unless the receiving party has a continuing right to use such Confidential Information pursuant to a license granted hereunder, the receiving party agrees to return to the disclosing party all Confidential Information of the disclosing party, or, at the receiving party’s option destroy such Confidential Information and, thereafter, certify immediately to the disclosing party that all such Confidential Information has been returned or destroyed.

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Agreement to be executed, effective as of the Restatement Date.

GLAUKOS CORPORATION

Dated:	By:

Printed Name:

Title:

DOSE MEDICAL CORPORATION

Dated:	By:

Printed Name:

Title:

EXHIBIT A — DOSE LICENSED PATENTS

(Status as of July 10, 2014)

KMOB Ref. No. GLAUKO.	Title of Invention	Country	Status	Patent No	Issued:

1C3CP1	OCULAR IMPLANT WITH THERAPEUTIC AGENTS AND METHODS THEREOF	US	Issued	7708711	05/04/10

1C3CP1C1	OCULAR IMPLANT WITH THERAPEUTIC AGENTS AND METHODS THEREOF	US	Issued	8348877	01/08/13

001VRAU	APPARATUS AND METHOD FOR TREATING OCULAR DISORDERS	AU	Issued	2006200392	11/25/09

001VR2AU	APPARATUS AND METHOD FOR TREATING GLAUCOMA	AU	Issued	2009202842	04/26/12

001AUD3	APPARATUS AND METHOD FOR TREATING GLAUCOMA	AU	Pending

001JPD2	OCULAR IMPLANT WITH THERAPEUTIC DRUG	JP	Pending

5C1CP1	IMPLANT WITH INTRAOCULAR PRESSURE SENSOR FOR GLAUCOMA TREATMENT	US	Issued	7678065	03/16/10

5CCP1DV1	METHOD OF MONITORING INTRAOCULAR PRESSURE AND TREATING AN OCULAR DISORDER	US	Issued	8142364	03/27/12

5CCPDD	SYSTEM AND METHOD OF MONITORING INTRAOCULAR PRESSURE AND TREATING AN OCULAR DISORDER	US	Published

044A	INTRAOCULAR PHYSIOLOGICAL SENSOR	US	Pending

045A	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	US	Pending

045P1WO	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	WO	Pending

049PR	INTRAOCULAR DRUG DELIVERY IMPLANT	US	Pending

049PR2	INTRAOCULAR DRUG DELIVERY IMPLANT	US	Pending

001P1C2	OCULAR IMPLANT WITH THERAPEUTIC AGENTS AND METHODS THEREOF	US	Published

019NP	DRUG ELUTING OCULAR IMPLANT	US	Published

019EP	DRUG ELUTING OCULAR IMPLANT	EP	Published

A-1

KMOB Ref. No. GLAUKO.	Title of Invention	Country	Status	Patent No	Issued:

032A	INTRAOCULAR PHYSIOLOGICAL SENSOR	US	Published

036NP	DRUG ELUTING OCULAR IMPLANT	US	Published

036AU	DRUG ELUTING OCULAR IMPLANT	AU	Pending

036CA	DRUG ELUTING OCULAR IMPLANT	CA	Pending

036CN	DRUG ELUTING OCULAR IMPLANT	CN	Published

036EP	DRUG ELUTING OCULAR IMPLANT	EP	Published

036IN	DRUG ELUTING OCULAR IMPLANT	IN	Published

036JP	DRUG ELUTING OCULAR IMPLANT	JP	Published

037NP	UVEOSCLERAL DRUG DELIVERY IMPLANT AND METHODS FOR IMPLANTING THE SAME	US	Published

A-2

EXHIBIT B — GLAUKOS GROUP 1 LICENSED PATENTS

(Status as of July 10, 2014)

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued

001A	APPARATUS AND METHOD FOR TREATING GLAUCOMA	US	Issued	6638239	10/28/03

001C1	APPARATUS AND METHOD FOR TREATING GLAUCOMA	US	Issued	6955656	10/18/05

001C2	L-SHAPED IMPLANT WITH BI-DIRECTIONAL FLOW	US	Issued	6780164	8/24/04

001C4	IMPLANT WITH ANCHOR	US	Issued	7297130	11/20/07

001CP1	GLAUCOMA TREATMENT DEVICE	US	Issued	6736791	5/18/04

001VAU	APPARATUS AND METHOD FOR TREATING GLAUCOMA	AU	Issued	2001245522	2/10/06

001VCA	APPARATUS AND METHOD FOR TREATING GLAUCOMA	CA	Pending

001VCAD1	APPARATUS AND METHOD FOR TREATING AN OCULAR DISORDER	CA	Pending

001VDE	APPARATUS AND METHOD FOR TREATING GLAUCOMA	DE	Issued	1278492	4/29/09

001VEP	APPARATUS FOR TREATING GLAUCOMA	EP	Issued	1278492	4/29/09

001EPD2	IMPLANT FOR TREATING OCULAR DISORDERS	EP	Pending

001VREP	APPARATUS AND METHOD FOR TREATING GLAUCOMA	EP	Issued	2078516	01/02/13

001VES	APPARATUS AND METHOD FOR TREATING GLAUCOMA	ES	Issued	1278492	4/29/09

001VFR	APPARATUS AND METHOD FOR TREATING GLAUCOMA	FR	Issued	1278492	4/29/09

001VGB	APPARATUS AND METHOD FOR TREATING GLAUCOMA	GB	Issued	1278492	4/29/09

001VIT	APPARATUS AND METHOD FOR TREATING GLAUCOMA	IT	Issued	1278492	4/29/09

001VJP	APPARATUS AND METHOD FOR TREATING GLAUCOMA	JP	Issued	3985019	7/20/07

001VRJP	APPARATUS AND METHOD FOR TREATING GLAUCOMA	JP	Issued	5255214	4/26/2013

011A	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	US	Issued	7135009	11/14/06

011C1	IMPLANT AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	US	Issued	7563241	7/21/09

011C1C1	SYSTEM FOR TREATING OCULAR DISORDERS AND METHODS THEREOF	US	Issued	8075511	12/13/11

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued

011C1D2C	OCULAR IMPLANT DELIVERY SYSTEM AND METHODS THEREOF	US	Published

011C1DV1	SELF-TREPHINING IMPLANT AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	US	Issued	8062244	11/22/11

011C1DV2	OCULAR IMPLANT DELIVERY SYSTEM AND METHODS THEREOF	US	Issued	7857782	12/28/10

011C4	OCULAR IMPLANT SYSTEMS	US	Issued	8579846	11/12/13

011C5	OCULAR IMPLANT SYSTEMS	US	Published

011C6	OCULAR IMPLANT SYSTEMS	US	Published

011CP1	DEVICES AND METHODS FOR TREATMENT OF OCULAR DISORDERS	US	Issued	7867186	01/11/11

011CP3	OCULAR IMPLANTS WITH ANCHORS AND METHODS THEREOF	US	Issued	7431710	10/7/08

011QAU	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	AU	Issued	2004264913	12/08/11

011QAUD1	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	AU	Pending

011QAUD2	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	AU	Pending

011QCA	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	CA	Pending

011QEP	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	EP	Issued	1651291	3/13/2013

011QEPD1	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	EP	Issued	2351589	11/6/2013

011QJP	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	JP	Issued	5249513	4/19/2013

011QJPD1	DEVICES FOR GLAUCOMA TREATMENT	JP	Published

011QJPD2	DEVICES FOR GLAUCOMA TREATMENT	JP	Pending

011VAU	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	AU	Issued	2002258754	11/30/06

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued

011VCA	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	CA	Issued	2442652	01/04/11

011VCAD1	NON-LINEAR DELIVERY DEVICE AND OCULAR IMPLANT WITH CUTTING MEMBER	CA	Issued	2718294	6/17/2014

011VDE	GLAUCOMA STENT FOR GLAUCOMA TREATMENT	DE	Issued	602 25 815.4-08	3/26/08

011VEP	GLAUCOMA STENT FOR GLAUCOMA TREATMENT	EP	Issued	1418868	3/26/08

011VEPD2	SYSTEM FOR TREATING OCULAR DISORDERS	EP	Pending

011VES	GLAUCOMA STENT FOR GLAUCOMA TREATMENT	ES	Issued	1418868	3/26/08

011VFR	GLAUCOMA STENT FOR GLAUCOMA TREATMENT	FR	Issued	1418868	3/26/08

011VGB	GLAUCOMA STENT FOR GLAUCOMA TREATMENT	GB	Issued	1418868	3/26/08

011VIE	GLAUCOMA STENT FOR GLAUCOMA TREATMENT	IE	Issued	1418868	3/26/08

011VIT	GLAUCOMA STENT FOR GLAUCOMA TREATMENT	IT	Issued	1418868	3/26/08

011VJP	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	JP	Issued	4264704	2/27/09

011VNL	GLAUCOMA STENT FOR GLAUCOMA TREATMENT	NL	Issued	1418868	3/26/08

011VR2AU	IMPLANT AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	AU	Issued	2009251058	12/5/2013

011VRAU	IMPLANT AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	AU	Issued	2006236060	1/7/10

011VRCA	SYSTEM AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	CA	Pending

011VREP	SYSTEM FOR TREATING OCULAR DISORDERS	EP	Published

011VRJP	SYSTEM FOR TREATMENT OF OCULAR DISORDERS	JP	Issued	5255402	4/26/2013

011JPD2	SYSTEM FOR TREATMENT OF OCULAR DISORDERS	JP	Published

011XEU	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	EU	Issued	000097431-0001/2/3	12/27/05

013A	MEDICAL DEVICE AND METHODS OF USE FOR GLAUCOMA TREATMENT	US	Issued	7094225	8/22/06

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued

013C1	MEDICAL DEVICE AND METHODS OF USE FOR GLAUCOMA TREATMENT	US	Issued	7273475	9/25/07

013C1DV1	OCULAR IMPLANT WITH DOUBLE ANCHOR MECHANISM	US	Issued	8337445	12/25/12

017A	GLAUCOMA STENT FOR TREATING GLAUCOMA AND METHODS OF USE	US	Issued	7331984	2/19/08

017C1	IMPLANT DELIVERY SYSTEM AND METHODS THEREOF FOR TREATING OCULAR DISORDERS	US	Published

017C2	IMPLANT DELIVERY SYSTEM AND METHODS THEREOF FOR TREATING OCULAR DISORDERS	US	Issued	7879079	02/01/11

020A	FLUID INFUSION METHODS FOR GLAUCOMA TREATMENT	US	Issued	7186232	3/6/07

022A	COMBINED TREATMENT FOR CATARACT AND GLAUCOMA TREATMENT	US	Issued	7163543	1/16/07

022C1	COMBINED TREATMENT FOR CATARACT AND GLAUCOMA TREATMENT	US	Issued	7951155	5/31/11

029A	ANTERIOR CHAMBER DRUG-ELUTING OCULAR IMPLANT	US	Pending

034A	TARGETED STENT PLACEMENT AND MULTI-STENT THERAPY	US	Issued	7192412	3/20/07

035A	OCULAR IMPLANT WITH ANCHOR AND MULTIPLE OPENINGS	US	Issued	7488303	2/10/09

035C2	OCULAR IMPLANT WITH ANCHOR AND MULTIPLE OPENINGS	US	Published

035DV1	OCULAR IMPLANT WITH ANCHORING MECHANISM AND MULTIPLE OUTLETS	US	Issued	8007459	8/30/11

042PR	OCULAR IMPLANTS CONFIGURED TO STORE AND RELEASE STABLE DRUG FORMULATIONS	US	Pending

044DA	SURGICAL HANDPIECE	US	Issued	DES490152	5/18/04

044XEU	SURGICAL INSTRUMENTS	EU	Issued	000071071-0001	12/9/03

044XEU2	SURGICAL INSTRUMENTS	EU	Issued	000071071-0002	12/9/03

044XEU3	SURGICAL INSTRUMENTS	EU	Issued	000071071-0003	12/9/03

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued

050PR1	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	US	Pending

050PR2	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	US	Pending

099A	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	US	Issued	8506515	08/13/13

099C1	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	US	Published

099AUD1	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	AU	Pending

099VCA	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	CA	Pending

099VEP	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	EP	Published

099VJP	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	JP	Pending

100A	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6450984	9/17/02

100C1	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6626858	9/30/03

100C1C1	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6827699	12/7/04

100C1C2	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6827700	12/7/04

100CC1C	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	7850637	12/14/10

100CC1C2	SHUNT DEVICE AND METHOD FOR TREATING OCULAR DISORDERS	US	Issued	8388568	03/05/13

100CC1CD	SHUNT DEVICE AND METHOD FOR TREATING OCULAR DISORDERS	US	Issued	8771217	7/8/14

100CC2C	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	8152752	04/10/12

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued

100C7	SHUNT DEVICE AND METHOD FOR TREATING OCULAR DISORDERS	US	Pending

100CPC1	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	7220238	5/22/07

113VCA	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	CA	Issued	2368354	2/17/09

113VDE	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	DE	Issued	60019740.9	4/27/05

113VEP	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	EP	Issued	1173124	4/27/05

113VEPD4	TRABECULOTOMY DEVICE AND METHOD FOR TREATING GLAUCOMA	EP	Pending

113VES	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	ES	Issued	1173124	4/27/05

113VFR	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	FR	Issued	1173124	4/27/05

113VGB	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	GB	Issued	1173124	4/27/05

113VIN	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	IN	Pending

113VIT	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	IT	Issued	1173124	4/27/05

113VJP	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	JP	Issued	3703721	7/29/05

113VR1JP	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	JP	Issued	4688444	2/25/11

113VRCA	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	CA	Issued	2648346	12/4/2012

113VREP	SHUNT DEVICE FOR TREATING GLAUCOMA	EP	Issued	1477146	8/26/09

113VREP2	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	EP	Published

113VREP3	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	EP	Issued	2116215	02/01/12

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued

113VRJPD	SHUNT DEVICE FOR TREATING GLAUCOMA	JP	Issued	5323011	7/26/2013

119A	STENT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6464724	10/15/02

119C1	STENT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6783544	8/31/04

11CP1C1	DEVICES AND METHODS FOR TREATMENT OF OCULAR DISORDERS	US	Issued	7879001	02/01/11

11CP1C2	DEVICES AND METHODS FOR TREATMENT OF OCULAR DISORDERS	US	Published

11CP2CP1	OCULAR DISORDER TREATMENT IMPLANTS WITH MULTIPLE OPENINGS	US	Published

11P1C3	OCULAR IMPLANT SYSTEMS	US	Published

11P1C4	OCULAR IMPLANT SYSTEMS	US	Published

11CP3DV1	DRUG ELUTING OCULAR IMPLANT WITH ANCHOR AND METHODS THEREOF	US	Issued	8118768	2/21/12

11P3D1C1	OCULAR SYSTEM WITH ANCHORING IMPLANT AND THERAPEUTIC AGENT	US	Pending

140A	SYSTEM AND METHOD FOR DELIVERING MULTIPLE OCULAR IMPLANTS	US	Published

140WO	SYSTEM FOR DELIVERING MULTIPLE OCULAR IMPLANTS	WO	Published

155A	GONIOSCOPE FOR IMPROVED VIEWING	US	Issued	8070290	12/06/11

157DA	GONIOSCOPIC SYSTEM INCLUDING AN OPTICAL ELEMENT ATTACHMENT	US	Issued	D645489	9/20/11

171DA	GONIOSCOPIC SYSTEM INCLUDING AN OPTICAL ELEMENT ATTACHMENT	US	Issued	D645490	9/20/11

179A	SYSTEMS AND METHODS FOR DELIVERING AN OCULAR IMPLANT TO THE SUPRACHOROIDAL SPACE WITHIN AN EYE	US	Pending

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued

179WO	SYSTEMS AND METHODS FOR DELIVERING AN OCULAR IMPLANT TO THE SUPRACHOROIDAL SPACE WITHIN AN EYE	WO	Pending

196A	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	US	Pending

1C4C11	OCULAR IMPLANT WITH ANCHOR AND METHODS THEREOF	US	Published

1C4C12	METHOD OF DELIVERING AN IMPLANT FOR TREATING AN OCULAR DISORDER	US	Issued	8333742	12/18/12

1C4C13	SYSTEM AND METHOD FOR TREATING AN OCULAR DISORDER	US	Published

1C4C2	METHOD OF DELIVERING AN IMPLANT FOR TREATING AN OCULAR DISORDER	US	Issued	7867205	01/11/11

1C2C3DV1	IMPLANT DELIVERY DEVICE AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	US	Published

EXHIBIT C — GLAUKOS GROUP 2 LICENSED PATENTS

(Status as of July 10, 2014)

KMOB Ref. No. GLAUKO.	Title of Invention	Status	Patent No	Issued:

001D1	OCULAR IMPLANT WITH THERAPEUTIC AGENT AND METHODS THEREOF	Published

1C2C3	OCULAR IMPLANT WITH ANCHOR AND THERAPEUTIC AGENT	Issued	8273050	09/25/12

005A	BIFURCATABLE TRABECULAR SHUNT FOR GLAUCOMA TREATMENT	Issued	6666841	12/23/03

005C1	IMPLANT WITH PRESSURE SENSOR FOR GLAUCOMA TREATMENT	Issued	6981958	1/3/06

020C1	FLUID INFUSION METHODS FOR OCULAR DISORDER TREATMENT	Published	8617094	12/31/13

022C2	COMBINED TREATMENT FOR CATARACT AND GLAUCOMA TREATMENT	Published

C-1